Exhibit 10.1 AMENDED AND RESTATED ADVISORY AGREEMENT AMONG INVESCO COMMERCIAL REAL ESTATE FINANCE TRUST, INC. INVESCO COMMERCIAL REAL ESTATE FINANCE INVESTMENTS, LP AND INVESCO ADVISERS, INC.

TABLE OF CONTENTS Page 1. DEFINITIONS ................................................................................................................................. 1 2. APPOINTMENT ............................................................................................................................. 6 3. DUTIES OF THE ADVISER .......................................................................................................... 6 4. AUTHORITY OF ADVISER. ......................................................................................................... 9 5. BANK ACCOUNTS ...................................................................................................................... 10 6. RECORDS; ACCESS .................................................................................................................... 10 7. LIMITATIONS ON ACTIVITIES ................................................................................................ 10 8. OTHER ACTIVITIES OF THE ADVISER. ................................................................................. 11 9. RELATIONSHIP WITH DIRECTORS AND OFFICERS ........................................................... 12 10. MANAGEMENT, PERFORMANCE AND COMMITMENT FEES. .......................................... 12 11. EXPENSES. ................................................................................................................................... 13 12. OTHER SERVICES ...................................................................................................................... 17 13. REIMBURSEMENT TO THE ADVISER .................................................................................... 17 14. NO JOINT VENTURE .................................................................................................................. 17 15. TERM OF AGREEMENT; TERMINATION ............................................................................... 17 16. TERMINATION BY THE PARTIES FOR CAUSE .................................................................... 18 17. ASSIGNMENT TO AN AFFILIATE............................................................................................ 19 18. PAYMENTS TO AND DUTIES OF ADVISER UPON TERMINATION. ................................. 19 19. INDEMNIFICATION BY THE COMPANY ............................................................................... 20 20. INDEMNIFICATION BY ADVISER ........................................................................................... 20 21. NON-SOLICITATION .................................................................................................................. 20 22. INITIAL INVESTMENT .............................................................................................................. 20 23. MISCELLANEOUS ...................................................................................................................... 21 APPENDIX A: Performance Fee Calculations

AMENDED AND RESTATED ADVISORY AGREEMENT THIS AMENDED AND RESTATED ADVISORY AGREEMENT (this “Agreement”), dated as of April 24, 2024, is by and among Invesco Commercial Real Estate Finance Trust, Inc., a Maryland corporation (the “Company”), Invesco Commercial Real Estate Finance Investments, LP, a Delaware limited partnership (the “Operating Partnership”), and Invesco Advisers, Inc., a Delaware corporation (the “Adviser”). Capitalized terms used herein shall have the meanings ascribed to them in Section 1 below. W I T N E S S E T H WHEREAS, the Company, the Operating Partnership and the Adviser are party to that certain Amended and Restated Advisory Agreement dated as of March 26, 2024 (the “Prior Advisory Agreement”), pursuant to which the Company engaged the Adviser to provide the services described herein; and WHEREAS, the Company, the Operating Partnership and the Adviser desire amend and restate the Prior Advisory Agreement in its entirety. NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties agree to amend and restate the Prior Advisory Agreement in its entirety as follows: 1. DEFINITIONS. As used in this Agreement, the following terms have the definitions hereinafter indicated: “Adviser” shall have the meaning set forth in the preamble of this Agreement. “Adviser Expenses” shall have the meaning set forth in Section 11(b). “Affiliate” shall have the meaning set forth in the Charter. “Affiliated Funds” shall mean any Other Invesco Account in which the Company or the Operating Partnership holds an equity interest, including, without limitation, limited partnership interests and limited liability company interests. “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the Investments, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period. “Board” shall mean the board of directors of the Company, as of any particular time. “Borrowing Costs” shall mean the costs and expenses incurred in connection with the borrowings of the Company, the Operating Partnership or any of their respective direct or indirect subsidiaries, including, but not limited to, costs associated with the establishment and maintenance of any of their respective credit facilities, other financing arrangements, or other indebtedness (including commitment fees, accounting fees, legal fees, closing and other similar costs) or any of their respective securities offerings (other than the offering of shares of stock of the Company). “Business Day” shall have the meaning set forth in the Charter.

2 “Bylaws” shall mean the bylaws of the Company, as amended or restated, from time to time. “Cause” shall mean, with respect to the termination of this Agreement, fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the Adviser in connection with performing its duties hereunder. “CEA” shall mean the U.S. Commodities Exchange Act, as amended. “Change of Control” shall mean any event (including, without limitation, issue, transfer or other disposition of shares of capital stock of the Company or equity interests in the Operating Partnership, merger, share exchange or consolidation) after which any “person” (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company or the Operating Partnership representing greater than 50% or more of the combined voting power of Company’s or the Operating Partnership’s then outstanding securities, respectively; provided, that, a Change of Control shall not be deemed to occur as a result of any Offering of Shares. “Charter” shall mean the Articles of Incorporation of the Company filed with the State Department of Assessments and Taxation of Maryland in accordance with the Maryland General Corporation Law, as amended, restated or supplemented from time to time. “Class D Common Shares” shall have the meaning set forth in the Charter. “Class D NAV per Share” shall have the meaning set forth in the Charter. “Class E Common Shares” shall have the meaning set forth in the Charter. “Class E NAV per Share” shall have the meaning set forth in the Charter. “Class F Common Shares” shall have the meaning set forth in the Charter. “Class F NAV per Share” shall have the meaning set forth in the Charter. “Class I Common Shares” shall have the meaning set forth in the Charter. “Class I NAV per Share” shall have the meaning set forth in the Charter. “Class S Common Shares” shall have the meaning set forth in the Charter. “Class S NAV per Share” shall have the meaning set forth in the Charter. “Class S-1 Common Shares” shall have the meaning set forth in the Charter. “Class S-1 NAV per Share” shall have the meaning set forth in the Charter. “Code” shall mean the Internal Revenue Code of 1986, as amended. “Commitment Fee” shall have the meaning set forth in Section 10(e).

3 “Company Commencement Date” shall mean the date on which the Company commences the initial offering of Shares pursuant to the Memorandum. “Common Shares” shall mean the Class D Common Shares, Class E Common Shares, Class I Common Shares, Class S Common Shares, Class S-1 Common Shares, Class F Common Shares and such other shares of common stock issued by the Company from time to time. “Company” shall have the meaning set forth in the preamble of this Agreement. “Dealer Manager” shall have the meaning set forth in the Charter. “Dealer Manager Fees” shall mean the dealer manager fees payable to the Dealer Manager as described in the Memorandum. “Director” shall mean a member of the Board. “Distributions” shall have the meaning set forth in the Charter. “Effective Termination Date” shall have the meaning set forth in Section 15. “Excess Amount” shall have the meaning set forth in Section 13. “Exchange Act” shall have the meaning set forth in the Charter. “GAAP” shall mean generally accepted accounting principles as in effect in the United States of America from time to time. “General Partner” shall mean the general partner of the Operating Partnership, as further defined in the Operating Partnership Agreement. “Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Adviser or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other assets of the type held by the Company or the Operating Partnership. Membership in a nationally recognized appraisal society such as the Appraisal Institute shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property. “Independent Director” shall have the meaning set forth in the Bylaws. “Initial Investment” shall have the meaning set forth in Section 22. “Initial Term” shall have the meaning set forth in Section 15. “Invesco” means, collectively, Invesco Ltd., a Bermuda limited company, and any Affiliate thereof. “Investment Company Act” shall mean the Investment Company Act of 1940, as amended. “Investment Guidelines” shall mean the investment guidelines adopted by the Board, as amended or restated from time to time, pursuant to which the Adviser has discretion to acquire and dispose of Investments for the Company without the prior approval of the Board.

4 “Investments” shall mean any Credit Assets (as defined in the Memorandum) or other investments by the Company or the Operating Partnership, directly or indirectly, in Property, Real Property, Real Estate- Related Assets or other assets. “Management Fee” shall have the meaning set forth in Section 10(a). “Memorandum” shall mean the private placement memorandum of the Company with respect to the offer and sale of the Common Shares, as it may be supplemented, amended or restated from time to time, including all exhibits and appendixes thereto. “Mortgage” shall mean, in connection with any mortgage financing that the Company or the Operating Partnership originate or acquire, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations. “NAV” shall mean the Company’s net asset value, calculated pursuant to the Valuation Guidelines. “NAV Per Share” shall mean (i) with respect to the Class D Common Shares, the Class D NAV per Share, (ii) with respect to the Class I Common Shares, the Class I NAV per Share, (iii) with respect to the Class S Common Shares, the Class S NAV per Share, (iv) with respect to the Class S-1 Common Shares, the Class S-1 NAV per Share, and (v) with respect to the Class F Common Shares, Class F NAV per Share. “Net Income” shall mean for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Investments. “Notice of Proposal to Negotiate” shall have the meaning set forth in Section 15. “Offering” shall mean any offer and sale of Shares by the Company. “Operating Expenses” shall have the meaning set forth in Section 11(d). “Operating Partnership” shall have the meaning set forth in the preamble of this Agreement. “Operating Partnership Agreement” shall mean the Limited Partnership Agreement of the Operating Partnership, as amended or restated from time to time. “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by or on behalf of the Company or the Operating Partnership (including, for the avoidance of doubt, any such costs and expenses incurred before the date of this Agreement) in connection with the organization of the Company or the Operating Partnership or in connection with any Offering, including, but not limited to, legal, accounting, filing and other out-of-pocket expenses incurred in connection with the formation of the Company and the Operating Partnership and the qualification and, if applicable, registration of an Offering, preparation of offering materials and filings for an exempt offering, and the marketing and distribution of Shares, including, without limitation, total brokerage discounts and commissions, costs related to investor and broker-dealer sales meetings, expenses for printing, engraving, mailing, salaries and reimbursements for customary travel, lodging, and meals of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses, charges of transfer agents, registrars, trustees, escrow holders, depositories and experts and fees, expenses and taxes related to the filing,

5 registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees. Organization and Offering Expenses shall include all related legal fees and the costs of preparing and periodically updating the Memorandum and obtaining the related tax and legal opinions. “Original Agreement” shall have the meaning set forth in the Recitals. “Other Invesco Accounts” shall mean collective investment funds, REITs, vehicles, separately managed accounts, products or other similar arrangements sponsored, advised or managed by Invesco, whether currently in existence or subsequently established (in each case, including any related successor funds, alternative vehicles, supplemental capital vehicles, surge funds, over-flow funds, co-investment vehicles and other entities formed in connection with Invesco side-by-side or additional general partner investments with respect thereto). “Other Invesco Accounts” shall exclude the Company and the Operating Partnership and each subsidiary directly or indirectly wholly owned by the Company or the Operating Partnership. “Performance Fee” shall have the meaning set forth in Section 10(b). “Person” shall mean an individual, corporation, business trust, estate, trust, partnership, joint venture, limited liability company or other legal entity. “Priority Invesco Accounts” shall mean Other Invesco Accounts that have priority over the Company and the Operating Partnership with respect to certain investments, as described in the Memorandum. “Property” or “Properties” shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Company or the Operating Partnership, directly or indirectly, including through joint venture arrangements or other partnership or investment interests. “Real Estate-Related Assets” shall mean any investments by the Company or the Operating Partnership in Mortgages or Real Estate-Related Securities. “Real Estate-Related Securities” shall mean equity and debt securities of both publicly traded and private companies, including REITs and pass-through entities, that own Real Property or loans secured by real estate, including investments in commercial mortgage-backed securities and derivative instruments, owned by the Company or the Operating Partnership, directly or indirectly through one or more of their Subsidiaries. “Real Property” shall mean land, rights in land (including leasehold interests) and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land. “REIT” shall have the meaning set forth in the Charter. “Renewal Term” shall have the meaning set forth in Section 15. “SEC” shall mean the Securities and Exchange Commission. “Securities Act” shall have the meaning set forth in the Charter. “Selling Commissions” shall have the meaning set forth in the Charter.

6 “Shares” shall have the meaning set forth in the Charter. “Stockholder Servicing Fee” shall have the meaning set forth in the Charter. “Stockholders” shall have the meaning set forth in the Charter. “Subsidiary” shall mean, with respect to the Company, all direct and indirect subsidiaries of the Company, including the Operating Partnership. “Termination Date” shall mean the date of termination of this Agreement or expiration of this Agreement in the event this Agreement is not renewed for an additional term. “Termination Notice” shall have the meaning set forth in Section 15. “Total Return Per Share” shall have the meaning set forth in Appendix A to this Agreement. “2%/25% Guidelines” shall have the meaning set forth in Section 13. “Valuation Commencement Date” shall mean the date, as set forth in the Memorandum or as otherwise established by the Board, upon which the Company begins determining a NAV per Share for any class of Common Shares. “Valuation Guidelines” shall mean the valuation guidelines adopted by the Board, as amended or restated from time to time. 2. APPOINTMENT. The Company and the Operating Partnership hereby appoint the Adviser to serve as their investment adviser on the terms and conditions set forth in this Agreement, and the Adviser hereby accepts such appointment. By accepting such appointment, the Adviser acknowledges that it has a contractual and fiduciary responsibility to the Company and the Stockholders. Except as otherwise provided in this Agreement, the Adviser hereby agrees to use its commercially reasonable efforts to perform the duties set forth herein, provided that the Company reimburses the Adviser for costs and expenses in accordance with Section 11. 3. DUTIES OF THE ADVISER. Subject to the oversight of the Board and the terms and conditions of this Agreement and the Investment Guidelines and consistent with the provisions of the Memorandum the Charter, the Bylaws and the Operating Partnership Agreement, the Adviser will have plenary authority with respect to the management of the business and affairs of the Company and the Operating Partnership and will be responsible for implementing the investment strategy of the Company and the Operating Partnership. The Adviser will perform (or cause to be performed through one or more of its Affiliates or third parties) such services and activities relating to the selection of investments and rendering investment advice to the Company and the Operating Partnership as may be appropriate or otherwise mutually agreed from time to time, which may include, without limitation: (a) serving as an advisor to the Company and the Operating Partnership with respect to the establishment and periodic review of the Investment Guidelines for the Company’s and the Operating Partnership’s investments, financing activities and operations; (b) sourcing, evaluating and monitoring the Company’s and the Operating Partnership’s investment opportunities and executing the origination, acquisition, management, financing and disposition

7 of the Company’s and the Operating Partnership’s assets, in accordance with the Company’s Investment Guidelines, policies and objectives and limitations, subject to oversight by the Board; (c) with respect to prospective originations, acquisitions, purchases, sales, exchanges or other dispositions of Investments, conducting negotiations on the Company’s and the Operating Partnership’s behalf with borrowers, sellers, purchasers and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of such transactions; (d) providing the Company with portfolio management and other related services; (e) forming one or more corporations, limited liability companies, real estate investment trusts, partnerships or other entities inside or outside the United States and utilizing such entities as vehicles for making Investments and otherwise carrying out the business of the Company and causing such entities to take any action that the Adviser would have the authority to take on behalf of the Company; (f) serving as the Company’s advisor with respect to decisions regarding any of the Company’s financings, hedging activities or borrowings, including (1) assisting the Company in developing criteria for debt and equity financing that is specifically tailored to the Company’s investment objectives, and (2) advising the Company with respect to obtaining appropriate financing for the Investments (which, in accordance with applicable law and the terms and conditions of this Agreement and the Charter and Bylaws, may include financing by the Adviser or its Affiliates) and (3) negotiating and entering into, on the Company’s and the Operating Partnership’s behalf, financing arrangements (including one or more credit facilities), repurchase agreements, interest rate or currency swap agreements, hedging arrangements, foreign exchange transactions, derivative transactions, and other agreements and instruments required or appropriate in connection with the Company’s and the Operating Partnership’s activities; (g) engaging and supervising, on the Company’s and the Operating Partnership’s behalf and at the Company’s and the Operating Partnership’s expense, independent contractors, advisors, consultants, attorneys, accountants, administrators, auditors, appraisers, independent valuation agents, escrow agents and other service providers (which may include Affiliates of the Adviser) that provide various services with respect to the Company and the Operating Partnership, including, without limitation, on-site managers, building and maintenance personnel, investment banking, securities brokerage, mortgage brokerage, credit analysis, risk management services, asset management services, loan servicing, other financial, legal or accounting services, due diligence services, underwriting review services, and all other services (including custody and transfer agent and registrar services) as may be required relating to the Company’s and the Operating Partnership’s activities or Investments (or potential Investments); (h) coordinating and managing operations of any co-investment interests held by the Company or the Operating Partnership and conducting matters with co-investment partners; (i) communicating on the Company’s and the Operating Partnership’s behalf with the holders of any of the Company’s equity or debt securities as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading markets and to maintain effective relations with such holders; (j) advising the Company in connection with policy decisions to be made by the Board; (k) providing the daily management of the Company and the Operating Partnership, including performing and supervising the various administrative functions reasonably necessary for the management of the Company and the Operating Partnership;

8 (l) engaging one or more sub-advisors with respect to the management of the Company and the Operating Partnership, including, where appropriate, Affiliates of the Adviser; (m) evaluating and recommending to the Board hedging strategies and engaging in hedging activities on the Company’s and the Operating Partnership’s behalf, consistent with the Company’s qualification as a REIT and with the Investment Guidelines; (n) investing and reinvesting any moneys and securities of the Company and the Operating Partnership (including investing in short-term investments pending investment in other investments, payment of fees, costs and expenses, or payments of dividends or distributions to the Company’s stockholders and partners) and advising the Company as to the Company’s and the Operating Partnership’s capital structure and capital raising; (o) following the Valuation Commencement Date, determining valuations for the Company’s Investments and calculating, as of the last Business Day of each month, the Class D NAV per Share, Class E NAV per Share, Class I NAV per Share, Class S NAV per Share, Class S-1 NAV per Share, and Class F NAV per Share, in accordance with the Valuation Guidelines, and in connection therewith, obtaining appraisals performed by an Independent Appraiser and other independent third party appraisal firms concerning the value of the Real Properties and obtaining market quotations or conducting fair valuation determinations concerning the value of Real Estate-Related Assets; (p) providing input in connection with the appraisals performed by the Independent Appraisers; (q) monitoring the Company’s Investments for events that may be expected to have a material impact on the most recent estimated values; (r) monitoring each Independent Appraiser’s valuation process for compliance with the Valuation Guidelines; (s) delivering to, or maintaining on behalf of, the Company copies of appraisals obtained in connection with the Investments; (t) in the event that the Company is a commodity pool under the CEA, acting as the Company’s commodity pool operator for the period and on the terms and conditions set forth in this Agreement, including, without limitation, the authority to make any filings, submissions or registrations (including for exemptive or “no action” relief) to the extent required or desirable under the CEA (and the Company hereby appoints the Adviser to act in such capacity and the Adviser accepts such appointment and agrees to be responsible for such services); (u) placing, or arranging for the placement of, orders of Real Estate-Related Assets pursuant to the Adviser’s investment determinations for the Company and the Operating Partnership either directly with the issuer or with a broker or dealer (including any Affiliated broker or dealer); (v) making from time to time, or at any time reasonably requested by the Board, reports to the Board of its performance of services to the Company and the Operating Partnership under this Agreement, including reports with respect to potential conflicts of interest involving the Adviser or any of its Affiliates; (w) advising the Company regarding the Company’s ability to elect REIT status, and thereafter maintenance of the Company’s status as a REIT, and monitoring compliance with the various REIT qualification tests and other rules set out in the Code and the regulations promulgated thereunder;

9 (x) taking all necessary actions to enable the Company and the Operating Partnership to make required tax filings and reports, including soliciting Stockholders for required information to the extent provided by the REIT provisions of the Code; (y) assisting the Company in filing as a reporting issuer under federal securities laws and complying with all federal, state and local regulatory requirements applicable to the Company with respect to the Offering and the Company’s business activities, including, without limitation, (i) preparing or causing to be prepared the Memorandum and all supplements and amendments thereto and all reports, filing and documents required pursuant to the Securities Act or applicable state securities laws, (ii) preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Exchange Act, and (iii) causing the Company to qualify to do business in all applicable jurisdictions and obtain and maintain all appropriate licenses to conduct its business; and (z) performing such other services from time to time in connection with the management of the Company’s investment activities as the Board shall reasonably request or the Adviser shall deem appropriate under the particular circumstances. The Adviser may delegate the performance of any of the duties enumerated in this Section 3, with the consent of the majority of the Board. 4. AUTHORITY OF ADVISER. (a) Pursuant to the terms of this Agreement (including the restrictions included in this Section 4 and in Section 7), and subject to the continuing and exclusive authority of the Board over the management of the Company, the Board (by virtue of its approval of this Agreement and authorization of the execution hereof by the officers of the Company) hereby delegates to the Adviser the authority to take, or cause to be taken, any and all actions and to execute and deliver any and all agreements, certificates, assignments, instruments or other documents and to do any and all things that, in the judgment of the Adviser, may be necessary or advisable in connection with the Adviser’s duties described in Section 3, including for the avoidance of doubt the ability to vote proxies or other voting interests which the Company holds directly or indirectly, and the making of any Investment that fits within the Investment Guidelines, objectives, policies and limitations and within the discretionary limits and authority as granted to the Adviser from time to time by the Board. (b) Notwithstanding the foregoing, any Investment that does not fit within the Investment Guidelines will require the prior approval of the Board or any duly authorized committee of the Board, as the case may be. Except as otherwise set forth herein, in the Investment Guidelines or in the Charter, any Investment that fits within the Investment Guidelines may be made by the Adviser on the Company’s or the Operating Partnership’s behalf without the prior approval of the Board or any duly authorized committee of the Board. (c) The prior approval of a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction will be required for each transaction to which the Adviser or its Affiliates is a party. (d) The Board will review the Investment Guidelines with sufficient frequency (at least annually) and may, at any time upon the giving of notice to the Adviser, amend the Investment Guidelines; provided, however, that such modification or revocation shall be effective upon receipt by the Adviser or such later date as is specified by the Board and included in the notice provided to the Adviser and such

10 modification or revocation shall not be applicable to investment transactions to which the Adviser has committed the Company or the Operating Partnership prior to the date of receipt by the Adviser of such notification, or if later, the effective date of such modification or revocation specified by the Board. (e) The Adviser may retain, for and on behalf, and at the sole cost and expense of the Company, such service providers as the Adviser deems necessary or advisable in connection with the management and operations of the Company, which may include Affiliates of the Adviser; provided that any such services may only be provided by Affiliates to the extent such services are approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from non-Affiliated third parties. In performing its duties under Section 3, the Adviser shall be entitled to rely reasonably on qualified experts and professionals (including, without limitation, accountants, legal counsel and other professional service providers) hired by the Adviser at the Company’s sole cost and expense. 5. BANK ACCOUNTS. The Adviser may establish and maintain one or more bank accounts in the name of the Company and the Operating Partnership, and any subsidiary thereof and may collect and deposit into any such account or accounts, and disburse from any such account or accounts, any money on behalf of the Company or the Operating Partnership, consistent with the Adviser’s authority under this Agreement, provided that no funds shall be commingled with the funds of the Adviser; and the Adviser shall from time to time render, upon request by the Board, its audit committee or the auditors of the Company, appropriate accountings of such collections and payments to the Board, its audit committee and the auditors of the Company, as applicable. 6. RECORDS; ACCESS. The Adviser shall maintain appropriate records of its activities hereunder and make such records available for inspection by the Board and by counsel, auditors and authorized agents of the Company, at any time or from time to time during normal business hours. The Adviser shall at all reasonable times have access to the books and records of the Company and the Operating Partnership. 7. LIMITATIONS ON ACTIVITIES. The Adviser shall refrain from any action that, in its sole judgment made in good faith, (i) is not in compliance with the Investment Guidelines, (ii) would adversely and materially affect the qualification of the Company as a REIT under the Code or the status of either the Company or the Operating Partnership as an entity excluded from investment company status under the Investment Company Act, or (iii) would materially violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Company and the Operating Partnership or of any exchange on which the securities of the Company may be listed or that would otherwise not be permitted by the Charter, Bylaws or Operating Partnership Agreement. If the Adviser is ordered to take any action by the Board, the Adviser shall seek to notify the Board if it is the Adviser’s reasonable judgment that such action would adversely and materially affect such status or violate any such law, rule or regulation or the Charter, Bylaws or Operating Partnership Agreement. Notwithstanding the foregoing, neither the Adviser nor any of its Affiliates shall be liable to the Company, the Operating Partnership, the Board, or the Stockholders for any act or omission by the Adviser or any of its Affiliates, except as provided in Section 20 of this Agreement. 8. OTHER ACTIVITIES OF THE ADVISER. (a) Nothing in this Agreement shall (i) prevent the Adviser or any of its Affiliates, officers, directors or employees from engaging in other businesses or from rendering services of any kind to any other Person, whether or not the investment objectives or policies of any such other Person are similar to those of the Company, including, without limitation, the sponsoring, closing or managing of any Other Invesco Accounts, (ii) in any way bind or restrict the Adviser or any of its Affiliates, officers, directors or employees from originating loans, buying, selling or trading any securities or commodities for their own

11 accounts or for the account of others for whom the Adviser or any of its Affiliates, officers, directors or employees may be acting, or (iii) prevent the Adviser or any of its Affiliates from receiving fees or other compensation or profits from such activities described in this Section 8(a) which shall be for the Adviser’s (or its Affiliates’) benefit. While information and recommendations supplied to the Company shall, in the Adviser’s reasonable and good faith judgment, be appropriate under the circumstances and in light of the investment objectives and policies of the Company, the Company acknowledges that such information and recommendations may be different in certain material respects from the information and recommendations supplied by the Adviser or any Affiliate of the Adviser to others (including, for greater certainty, the Other Invesco Accounts and their investors, as described more fully in Section 8(b)). (b) The Adviser and the Company acknowledge and agree that, notwithstanding anything to the contrary contained herein, (i) Affiliates of the Adviser sponsor, advise or manage Other Invesco Accounts and may in the future sponsor, advise or manage additional Other Invesco Accounts (including Priority Invesco Accounts, if any), (ii) with respect to Other Invesco Accounts with investment objectives or guidelines that overlap with the Company’s but that do not have priority over the Company, the Adviser and its Affiliates will allocate investment opportunities between the Company and such Other Invesco Accounts in accordance with Invesco’s prevailing policies and procedures on a basis that the Adviser and its Affiliates determine to be fair and equitable, over time, in their sole discretion, and there may be circumstances where investments that are consistent with the Company’s Investment Guidelines may be shared with or allocated to one or more Other Invesco Accounts (in lieu of the Company) in accordance with Invesco’s prevailing policies and procedures and (iii) Priority Invesco Accounts, if any, will receive priority over the Company with respect to investments within such accounts’ investment objectives and guidelines and the Adviser will not allocate investment opportunities to the Company unless the investment advisors of the Priority Invesco Accounts forgo, in their sole discretion, all or a portion of such investments because of such accounts’ investment objectives, guidelines, concentration limitations or otherwise. (c) In connection with the services of the Adviser hereunder, the Company and the Board acknowledge and agree that (i) as part of Invesco’s regular businesses, personnel of the Adviser and its Affiliates may from time-to-time work on other projects and matters (including with respect to one or more Other Invesco Accounts), and that conflicts may arise with respect to the allocation of personnel between the Company and one or more Other Invesco Accounts or the Adviser and such other Affiliates, (ii) unless prohibited by the Charter, Other Invesco Accounts may invest, from time to time, in investments in which the Company also invests (including, without limitation, at a different level of an issuer’s capital structure (e.g., an investment by an Other Invesco Account in a mezzanine interest with respect to the same underlying collateral in which the Company owns a secured interest, or vice versa) or in a different tranche of debt with respect to an issuer or collateral in which the Company holds an interest), and Invesco will seek to resolve any such conflicts in a fair and equitable manner (subject to any priorities of the Priority Invesco Accounts, if any, described above) in accordance with its prevailing policies and procedures with respect to conflicts resolution among Other Invesco Accounts generally, including that such transactions shall be presented to the Board for approval (iii) the Company will from time to time pay fees to the Adviser and its Affiliates, including portfolio entities of Other Invesco Accounts, for providing various services as described in the Memorandum, as applicable (collectively, “Services”), which fees will be in addition to the compensation paid to the Adviser pursuant to Section 10 hereof, (iv) the Adviser and its Affiliates may from time to time receive fees from portfolio entities or other issuers for providing Services, including with respect to Other Invesco Accounts and related portfolio entities, and while such fees may give rise to conflicts of interest, the Company will not receive the benefit of any such fees, and (v) the terms and conditions of the governing agreements of such Other Invesco Accounts (including with respect to the economic, reporting, and other rights afforded to investors in such Other Invesco Accounts) are materially different from the terms and conditions applicable to the Company and the Stockholders, and neither the Company nor the Stockholders (in such capacity) shall have the right to receive the benefit of any such different terms applicable to investors in such Other Invesco Accounts as a result of an investment in the

12 Company or otherwise. The Adviser shall keep the Board reasonably informed on a periodic basis in connection with the foregoing. (d) The Adviser is not permitted to consummate on the Company’s behalf any transaction that involves (i) the sale of any investment to or (ii) the acquisition of any investment from Invesco, any Other Invesco Account or any of their Affiliates unless such transaction is approved by a majority of the Directors, including a majority of the Independent Directors, not otherwise interested in such transaction as being fair and reasonable to the Company. In addition, for any such acquisition by the Company, the Company’s purchase price will be limited to the cost of the property to the Affiliate, including acquisition-related expenses, or if substantial justification exists, the current appraised value of the property as determined by an Independent Appraiser. The Adviser will seek to resolve any conflicts of interest in a fair and equitable manner (subject to any priorities of the Priority Invesco Accounts, if any, described above) in accordance with its prevailing policies and procedures with respect to conflicts resolution among Other Invesco Accounts generally, but only those transactions set forth in this Section 8(d) will be expressly required to be presented for approval to the Independent Directors or any committee thereof (unless otherwise required by the Charter or the Investment Guidelines). (e) For the avoidance of doubt, it is understood that neither the Company nor the Board has the authority to determine the salary, bonus or any other compensation paid by the Adviser to any director, officer, member, partner, employee, or stockholder of the Adviser or its Affiliates, including any person who is also a director or officer of the Company. 9. RELATIONSHIP WITH DIRECTORS AND OFFICERS. Subject to Section 7 and to restrictions advisable with respect to the qualification of the Company as a REIT, the directors, managers, officers and employees of the Adviser or an Affiliate of the Adviser or any corporate parent of an Affiliate, may serve as a Director or officer of the Company, except that no director, officer or employee of the Adviser or its Affiliates who also is a Director or officer of the Company shall receive any compensation from the Company for serving as a Director or officer other than (a) reasonable reimbursement for travel and related expenses incurred in attending meetings of the Board or (b) as otherwise approved by the Board, including a majority of the Independent Directors, and no such Director shall be deemed an Independent Director for purposes of satisfying the Director independence requirement set forth in the Bylaws. For so long as this Agreement is in effect, the Adviser shall have the right to nominate, subject to the approval of such nomination by the Board, three Directors who are Affiliated with the Adviser to the slate of Directors to be voted on by the Stockholders at the Company’s annual meeting of Stockholders; provided, however, that such number of director nominees shall be reduced as necessary by a number that will result in a majority of the Directors being Independent Directors. 10. MANAGEMENT, PERFORMANCE AND COMMITMENT FEES. (a) Subject to Section 10(d), the Company will pay the Adviser a management fee (the “Management Fee”) equal to 1.0% of NAV with respect to Class S Common Shares, Class S-1 Common Shares, Class D Common Shares and Class I Common Shares, per annum, calculated monthly, before giving effect to any accruals for the Management Fee, the Stockholder Servicing Fee, the Performance Fee, or any Distributions, and payable quarterly in arrears. Notwithstanding the foregoing, the value of the Company’s investments in Affiliated Funds will be excluded from the calculation of NAV for purposes of calculating the Management Fee. The Company will not pay the Adviser a management fee with respect to Class E Common Shares or Class F Common Shares. (b) Subject to Section 10(d), the Company will pay the Adviser a performance fee (the “Performance Fee”) with respect to Class S Common Shares, Class S-1 Common Shares, Class D Common Shares and Class I Common Shares, which will be calculated as set forth in Appendix A and payable annually

13 in arrears. The Company will pay the Adviser a performance fee (the “Class F Performance Fee”) with respect to Class F Common Shares, which will be calculated and payable as set forth in Appendix B. The value of the Company’s investments in Affiliated Funds will be excluded from the calculation of NAV for purposes of calculating the Performance Fee and the Class F Performance Fee. The Company will not pay the Adviser a performance fee with respect to Class E Common Shares. (c) The Management Fee, the Performance Fee and the Class F Performance Fee may be paid, at the Adviser’s election, in either (1) cash, or (2) the cash equivalent in aggregate NAV amounts of Class E Common Shares (or any combination of the foregoing). If the Adviser elects to receive any portion of its Management Fee, the Performance Fee or the Class F Performance Fee in Class E Common Shares, the Adviser may elect to have the Company repurchase such Shares from the Adviser at a later date. Class E Common Shares obtained by the Adviser will not be subject to the repurchase limits of the Company’s share repurchase plan, any lockup period applicable to the Adviser or any reduction or penalty for an early repurchase. At any time after the Company Commencement Date, the Adviser will have the option of exchanging Class E Common Shares for an equivalent aggregate NAV amount of Class S Common Shares, Class S-1 Common Shares, Class D Common Shares, Class F Common Shares or Class I Common Shares. (d) Notwithstanding any other provision to the contrary, the Adviser agrees that all Management Fees and Performance Fees payable to it hereunder will not begin to accrue until the later of (i) March 1, 2024 and (ii) the date on which the Company files as a reporting company under the Exchange Act. (e) The Company will pay the Adviser 50% of any commitment fee charged to borrowers in connection with the origination of each new loan (any such fee, a “Commitment Fee”) concurrently or promptly following receipt of such fees from the borrowers. The Commitment Fee shall be calculated as a percentage of the whole loan on a fully funded basis as determined by the Adviser at the time of the closing of the loan origination, and shall not exceed 0.50% of the whole loan on a fully funded basis. (f) In the event this Agreement is terminated or its term expires without renewal, the Adviser will be entitled to receive its prorated Management Fee and Performance Fee through the date of termination or expiration. Such pro ration shall take into account the number of days of any partial calendar month or calendar year for which this Agreement was in effect. (g) In the event the Company or the Operating Partnership commences a liquidation of its Investments during any calendar year, the Company will pay the Adviser the Management Fee and Performance Fee from the proceeds of the liquidation. (h) The Company may satisfy any fee obligation (other than any amount the Adviser elects to receive in the form of Class E Common Shares) by causing the Operating Partnership or any other Subsidiary to make such payment. 11. EXPENSES. (a) The Adviser shall pay for all Organization and Offering Expenses (other than Selling Commissions and Dealer Manager Fees and Stockholder Servicing Fees) incurred through May 31, 2024 (the “Organization and Offering Expense Commencement Date”). All Organization and Offering Expenses paid by the Adviser pursuant to this Section 11(a) shall be reimbursed by the Company to the Adviser in 52 equal monthly installments commencing December 1, 2024. After the Organization and Offering Expense Commencement Date, the Company will reimburse the Adviser for any Organization and Offering Expenses that the Adviser incurs on the Company’s behalf as and when incurred (or promptly thereafter). The Adviser shall pay for all Operating Expenses incurred through May 31, 2024 (the “Operating Expense

14 Commencement Date”). All such Operating Expenses paid by the Adviser pursuant to this Section 11(a) shall be reimbursed by the Company in 52 equal monthly installments commencing December 1, 2024. After the Operating Expense Commencement Date, the Company will reimburse the Adviser for any Operating Expenses that the Adviser incurs on the Company’s behalf as and when incurred, subject to the limits set forth in Section 13 below. (b) The Company shall pay for the cumulative Selling Commissions, Dealer Manager Fees, and Stockholder Servicing Fees in connection with any Offering of Shares. (c) Subject to Sections 4(e) and 11(c), the Adviser shall be responsible for the expenses related to any and all personnel of the Adviser who provide investment advisory services to the Company pursuant to this Agreement (including, without limitation, each of the officers of the Company and any Directors who are also directors, officers or employees of the Adviser or any of its Affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel (“Adviser Expenses”). (d) In addition to the compensation paid to the Adviser pursuant to Section 10 hereof, the Company shall pay all of its costs and expenses directly or, subject to the limits set forth in Section 13 below, reimburse the Adviser and its Affiliates for costs and expenses incurred by the Adviser or its Affiliates on behalf of the Company, in each case other than Adviser Expenses (but, for the avoidance of doubt, including any such costs and expenses incurred before the date of this Agreement) (all operating costs and expenses of the Company and its direct and Subsidiaries, the “Operating Expenses”). Without limiting the generality of the foregoing, it is specifically agreed that the following costs and expenses of the Company are not Adviser Expenses and shall be borne by the Company: (i) Borrowing Costs and other day-to-day operating expenses of the Company or the Operating Partnership (excluding Organization and Offering Expenses but including all of the below); (ii) fees, costs and expenses in connection with the issuance and transaction costs incident to the trading, settling, disposition and financing of Investments (whether or not consummated), including brokerage commissions, hedging costs, prime brokerage fees, custodial expenses, clearing and settlement charges, forfeited deposits, and other investment costs fees and expenses actually incurred in connection with the pursuit, making, holding, settling, monitoring or disposing of actual or potential investments; (iii) the actual cost of goods and services used by the Company and obtained from Persons not Affiliated with the Adviser, including fees paid to administrators, consultants, attorneys, technology providers and other services providers; (iv) brokerage fees paid in connection with the purchase and sale of Investments; (v) management fees, performance fees, or transaction fees to the Adviser’s Affiliates in connection with any investment in an Affiliated Fund; (vi) all fees, costs and expenses of legal, tax, accounting, consulting, auditing (including internal audit), finance, administrative, investment banking, capital market, transfer agency, escrow agency, custody, prime brokerage, asset management, property management, data or technology services and other non-investment advisory services rendered to the Company by the Adviser or its Affiliates in compliance with Section 4(e) including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans and insurance with

15 respect to all personnel of the Adviser, other than those which constitute Adviser Expenses as described in Section 11(b) above; (vii) any accounting, data processing, legal, engineering, environmental, investment- level management and servicing, research, insurance purchasing or administrative services, including information technology services, provided to the Company or its consolidated subsidiaries by employees of the Adviser; provided, that reimbursements for such services shall not exceed prevailing market rates (for the avoidance of doubt, the Adviser’s not seeking, or agreeing to waive, reimbursement for one or more of such services rendered during any period shall not prevent it from seeking reimbursement for such services rendered during any future period); (viii) expenses of managing the Company’s and the Operating Partnership’s Investments, whether payable to an Affiliate of the Adviser or a non-Affiliated Person; (ix) the compensation and expenses of the Directors (excluding those directors who are directors, officers or employees of the Adviser) and the cost of liability insurance to indemnify the Company’s Directors and officers; (x) interest and fees and expenses arising out of borrowings made by the Company, including, but not limited to, costs associated with the establishment and maintenance of any of the Company’s credit facilities, other financing arrangements, or other indebtedness of the Company (including commitment fees, accounting fees, legal fees, closing and other similar costs) or any of the Company’s securities offerings; (xi) expenses connected with communications to holders of the Company’s securities or securities of the subsidiaries and other bookkeeping and clerical work necessary in maintaining relations with holders of such securities and in complying with the continuous reporting and other requirements of governmental bodies or agencies, including, without limitation, all costs of preparing and filing required reports with the SEC, the costs payable by the Company to any transfer agent and registrar, expenses in connection with the listing or trading of the Company’s securities on any exchange, the fees payable by the Company to any such exchange in connection with its listing, costs of preparing, printing and mailing the Company’s annual report to the Stockholders and proxy materials with respect to any meeting of the Stockholders and any other reports or related statements; (xii) the Company’s allocable share of costs associated with technology-related expenses, including without limitation, any computer software or hardware, electronic equipment or purchased information technology services from third-party vendors or Affiliates of the Adviser, technology service providers and related software/hardware utilized in connection with the Company’s investment and operational activities; (xiii) the Company’s allocable share of expenses incurred by managers, officers, personnel and agents of the Adviser for travel on the Company’s behalf and other out-of-pocket expenses incurred by them in connection with the purchase, financing, refinancing, sale or other disposition of an Investment; (xiv) expenses relating to compliance-related matters and regulatory filings relating to the Company’s activities (including, without limitation, expenses relating to the preparation and filing of Form ADV, any reports to be filed with the U.S. Commodity Futures Trading Commission, and any other reports, disclosures, or other regulatory filings of the Adviser and its Affiliates relating to the Company’s activities (including the Company’s pro rata share of the costs of the

16 Adviser and its Affiliates of regulatory expenses that relate to the Company and Other Invesco Accounts)); (xv) the costs of any litigation involving the Company or the Operating Partnership or their assets and the amount of any judgments or settlements paid in connection therewith, directors and officers, liability or other insurance and indemnification or extraordinary expense or liability relating to the affairs of the Company; (xvi) all taxes and license fees; (xvii) all insurance costs incurred in connection with the operation of the Company’s business except for the costs attributable to the insurance that the Adviser elects to carry for itself and its personnel; (xviii) expenses of managing, improving, developing, operating and selling Investments, whether payable to an Affiliate of the Adviser or a non-Affiliated Person; (xix) expenses connected with the payments of interest, dividends or Distributions in cash or any other form authorized or caused to be made by the Board to or on account of holders of the Company’s securities, including, without limitation, in connection with any distribution reinvestment plan; (xx) any judgment or settlement of pending or threatened proceedings (whether civil, criminal or otherwise) against the Company or the Operating Partnership, or against any Director or officer of the Company or in his or her capacity as such for which the Company is required to indemnify such Director or officer by any court or governmental agency; (xxi) expenses incurred in connection with the formation, organization and continuation of any corporation, partnership or other entity through which the Company’s investments are made or in which any such entity invests; (xxii) expenses incurred related to industry association memberships or attending industry conferences on behalf of the Company; and (xxiii) any of the foregoing costs and expenses incurred by any wholly owned Subsidiary and, without duplication, any amounts advanced by the Company or the Operating Partnership to any Subsidiary for purposes of paying any of the foregoing costs or expenses. (e) The Adviser may, at its option, elect not to seek reimbursement for certain expenses during a given period, which determination shall not be deemed to construe a waiver of reimbursement for similar expenses in future periods. (f) Any reimbursement payments owed by the Company to the Adviser may be offset by the Adviser against amounts due to the Company from the Adviser. Cost and expense reimbursement to the Adviser shall be subject to adjustment at the end of each calendar year in connection with the annual audit of the Company. (g) Notwithstanding anything herein to the contrary, the Adviser shall request approval from the Board for the rates charged in any services that are contemplated in any action described in Section 11(b) above that are rendered by any Affiliate or Affiliates of the Adviser.

17 (h) The Company may satisfy any obligation hereunder to pay or reimburse any cost or expense by causing the Operating Partnership or any other Subsidiary to make such payment or reimbursement. 12. OTHER SERVICES. Should the Board request that the Adviser or any director, manager, officer or employee thereof render services for the Company and the Operating Partnership other than set forth in Section 3, such services shall be separately compensated at such rates and in such amounts as are agreed by the Adviser and the Independent Directors and shall not be deemed to be services pursuant to the terms of this Agreement. 13. REIMBURSEMENT TO THE ADVISER. Commencing with the first four full fiscal quarters following the Operating Expense Commencement Date, the Company shall not reimburse the Adviser at the end of any fiscal quarter for Operating Expenses that in the four consecutive fiscal quarters then ended (the “Expense Year”) exceed (the “Excess Amount”) the greater of 2.0% of Average Invested Assets or 25.0% of Net Income (the “2%/25% Guidelines”) for such four fiscal quarters, unless the Independent Directors determine that such Excess Amount was justified, based on unusual and nonrecurring factors that the Independent Directors deem sufficient. If the Independent Directors do not approve such Excess Amount as being so justified, the Adviser shall reimburse the Company the amount by which the Operating Expenses exceeded the 2%/25% Guidelines. If the Independent Directors determine such Excess Amount was justified, then, within 60 days after the end of any fiscal quarter of the Company for which Operating Expenses for the Expense Year exceed the 2%/25% Guidelines, the Adviser, at the direction of the Independent Directors, shall cause such fact to be disclosed to the Stockholders in writing (or the Company shall disclose such fact to the Stockholders in the next quarterly report of the Company or, once the Company is registered with the SEC, by filing a Current Report on Form 8-K with the SEC within 60 days of such quarter end), together with an explanation of the factors the Independent Directors considered in determining that such excess were justified. The Company will ensure that such determination will be reflected in the minutes of the meetings of the Board. All figures used in the foregoing computation shall be determined in accordance with GAAP applied on a consistent basis. 14. NO JOINT VENTURE. The Company and the Operating Partnership on the one hand, and the Adviser on the other hand are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers or impose any liability as such on either of them. 15. TERM OF AGREEMENT; TERMINATION. At any time during which the Company intends to qualify as a “venture capital operating company” within the meaning of 29 C.F.R. Section 2510.3- 101(d), this Agreement may be terminated upon 30 days’ written notice without cause or penalty by a majority of the Board.At all other times, and until this Agreement is terminated in accordance with its terms, this Agreement shall be in effect until March 31, 2025 (the “Initial Term”) and shall be automatically renewed for a one-year term each anniversary date thereafter (a “Renewal Term”) unless at least two-thirds of the Independent Directors agree that (i) there has been unsatisfactory performance by the Adviser that is materially detrimental to the Company or the Operating Partnership or (ii) the compensation payable to the Adviser hereunder is unfair; provided that the Company and the Operating Partnership shall not have the right to terminate this Agreement under clause (ii) above if the Adviser agrees to continue to provide the services under this Agreement at a reduced fee that at least two-thirds of the Independent Directors determines to be fair pursuant to the procedure set forth below. The Company and the Operating Partnership may elect not to renew this agreement upon the expiration of the Initial Term or any Renewal Term and upon 180 days’ prior written notice to the Adviser (the “Termination Notice”). If the Company or the Operating Partnership issues the Termination Notice, the Company or the Operating Partnership shall be obligated to (i) specify the reason for nonrenewal in the Termination Notice and (ii) pay the Adviser the Termination Fee before or on the last day of the Initial Term or Renewal Term (the “Effective Termination

18 Date”); provided, however, that in the event that such Termination Notice is given in connection with a determination that the compensation payable to the Adviser is unfair, the Adviser shall have the right to renegotiate such compensation by delivering to the Company and the Operating Partnership, no fewer than 60 days prior to the prospective Effective Termination Date, written notice (any such notice, a “Notice of Proposal to Negotiate”) of its intention to renegotiate its compensation under this Agreement. Thereupon, the Company and the Operating Partnership (represented by the Independent Directors) and the Adviser shall endeavor to negotiate in good faith the revised compensation payable to the Adviser under this Agreement, provided that the Adviser and at least two-thirds of the Independent Directors agree to the terms of the revised compensation to be payable to the Adviser within 60 days following the receipt of the Notice of Proposal to Negotiate, the Termination Notice shall be deemed of no force and effect and this Agreement shall continue in full force and effect on the terms stated in this Agreement, except that the compensation payable to the Adviser hereunder shall be the revised compensation then agreed upon by the parties to this Agreement. The Company, the Operating Partnership and the Adviser agree to execute and deliver an amendment to this Agreement setting forth such revised compensation promptly upon reaching an agreement regarding the same. In the event that the Company, the Operating Partnership and the Adviser are unable to agree to the terms of the revised compensation to be payable to the Adviser during such 60- day period, this Agreement shall terminate, such termination to be effective on the date which is the later of (A) 10 days following the end of such 60-day period and (B) the Effective Termination Date originally set forth in the Termination Notice. For the avoidance of doubt, in the event that the Company terminates or ceases to be a party to this Agreement, the Agreement shall be null and void (other than Sections 18 through 22 hereof), including with respect to the Operating Partnership. In recognition of the level of the upfront effort required by the Adviser to originate the Investments of the Company and the Operating Partnership and the commitment of resources by the Adviser, in the event that this Agreement is terminated in accordance with the provisions of Section 15(a) of this Agreement, unless terminated for cause the Company or the Operating Partnership shall pay to the Adviser, on the date on which such termination is effective, a termination fee (the “Termination Fee”) equal to three times the sum of the average annual Management Fee earned by the Adviser during the 24-month period immediately preceding the date of such termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination. The obligation of the Company and the Operating Partnership to pay the Termination Fee shall survive the termination of this Agreement.No later than 180 days prior to the expiration of the Initial Term or Renewal Term, the Adviser on the one hand or the Company and the Operating Partnership on the other hand may deliver written notice to the other side informing it of such party’s intention to decline to renew this Agreement, whereupon this Agreement shall not be renewed and extended and this Agreement shall terminate effective on the anniversary date of this Agreement next following the delivery of such notice. Neither the Company nor the Operating Partnership is required to pay to the Adviser the Termination Fee if the Adviser terminates this Agreement pursuant to this Section 15(c).If this Agreement is terminated pursuant to Section 15, such termination shall be without any further liability or obligation of either party to the other, except as provided in Sections 18 through 22 of this Agreement shall survive termination of this Agreement.TERMINATION BY THE PARTIES FOR CAUSE. (a) The Company or the Operating Partnership may terminate this Agreement effective upon 30 days’ prior written notice of termination from the Company or the Operating Partnership to the Adviser, without payment of any Termination Fee, if (i) the Adviser, its agents or its assignees materially breaches any provision of this Agreement and such breach shall continue for a period of 30 days after written notice thereof specifying such breach and requesting that the same be remedied in such 30-day period (or 45 days after written notice of such breach if the Adviser takes steps to cure such breach within 30 days of the written notice), (ii) the Adviser engages in any act of fraud, misappropriation of funds, or embezzlement against the Company or any subsidiary, (iii) there is an event of any gross negligence on the part of the Adviser in the performance of its duties under this Agreement, (iv) there is a commencement of any proceeding relating to the Adviser’s bankruptcy or insolvency, including an order for relief in an involuntary bankruptcy case or the Adviser authorizing or filing a voluntary bankruptcy petition, (v) there

19 is a dissolution of the Adviser or (vi) the Adviser is convicted of (including a plea of nolo contendere) a felony. For the avoidance of doubt, in the event that the Company terminates or ceases to be a party to this Agreement, the Agreement shall be null and void (other than Sections 18 through 22 hereof), including with respect to the Operating Partnership. (b) The Adviser may terminate this Agreement effective upon 60 days’ prior written notice of termination to the Company and the Operating Partnership in the event that the Company or the Operating Partnership shall default in the performance or observance of any material term, condition or covenant contained in this Agreement and such default shall continue for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period. The Company or the Operating Partnership is required to pay to the Adviser the Termination Fee if the termination of this Agreement is made pursuant to this Section 16(b). (c) The Adviser may terminate this Agreement, without payment of any Termination Fee, in the event the Company becomes regulated as an “investment company” under the Investment Company Act, with such termination deemed to have occurred immediately prior to such event. The provisions of Sections 18 through 22 shall survive termination of this Agreement. 17. ASSIGNMENT TO AN AFFILIATE. This Agreement may be assigned by the Adviser to an Affiliate of the Adviser with the approval of a majority of the Directors (including a majority of the Independent Directors). The Adviser may assign any rights to receive fees or other payments under this Agreement to any Person without obtaining the consent of the Board. This Agreement shall not be assigned by the Company or the Operating Partnership without the approval of the Adviser, except in the case of an assignment by the Company or the Operating Partnership to a corporation or other organization which is a successor to all of the assets, rights and obligations of the Company or the Operating Partnership, in which case such successor organization shall be bound hereunder and by the terms of said assignment in the same manner as the Company and the Operating Partnership are bound by this Agreement. This Agreement shall be binding on successors to the Company resulting from a Change of Control or sale of all or substantially all the assets of the Company or the Operating Partnership, and shall likewise be binding on any successor to the Adviser. 18. PAYMENTS TO AND DUTIES OF ADVISER UPON TERMINATION. (a) After the Termination Date, the Adviser shall not be entitled to compensation for further services hereunder except it shall be entitled to receive from the Company and the Operating Partnership within 30 days after the effective date of such termination all unpaid reimbursements of expenses and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement. (b) The Adviser shall promptly upon termination: (i) pay over to the Company and the Operating Partnership all money collected and held for the account of the Company and the Operating Partnership pursuant to this Agreement, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled; (ii) deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board; (iii) deliver to the Board all assets, including all Investments, and documents of the Company and the Operating Partnership then in the custody of the Adviser; and

20 (iv) cooperate with, and take all reasonable actions requested by, the Company and Board in making an orderly transition of the advisory function. 19. INDEMNIFICATION BY THE COMPANY AND THE OPERATING PARTNERSHIP. The Company and the Operating Partnership shall indemnify and hold harmless the Adviser and its Affiliates, including their respective officers, managers, directors, partners and employees, from all liability, claims, damages or losses arising in the performance of their duties hereunder, and related expenses, including reasonable attorneys’ fees, to the extent such liability, claims, damages or losses and related expenses are not fully reimbursed by insurance, and to the fullest extent possible without such indemnification being inconsistent with the laws of the State of Maryland or the Charter. 20. INDEMNIFICATION BY ADVISER. The Adviser shall indemnify and hold harmless each of the Company and the Operating Partnership from contract or other liability, claims, damages, taxes or losses and related expenses including attorneys’ fees, to the extent that (i) such liability, claims, damages, taxes or losses and related expenses are not fully reimbursed by insurance and (ii) are incurred by reason of the Adviser’s bad faith, fraud, willful misconduct, gross negligence or reckless disregard of its duties under this Agreement; provided, however, that the Adviser shall not be held responsible for any action of the Board in following or declining to follow any advice or recommendation given by the Adviser. 21. NON-SOLICITATION. During the term of this Agreement and in the event of a termination without Cause of this Agreement by the Company pursuant to Section 15(c) hereof, for two (2) years after the Termination Date, the Company shall not, without the consent of the Adviser, employ or otherwise retain any employee of the Adviser or any of its Affiliates or any person who has been employed by the Adviser or any of its Affiliates at any time within the two (2) year period immediately preceding the date on which such person commences employment with or is otherwise retained by the Company. The Company acknowledges and agrees that, in addition to any damages, the Adviser may be entitled to equitable relief for any violation of this Section 21 by the Company, including, without limitation, injunctive relief. 22. INITIAL INVESTMENT. Pursuant to that certain Subscription Agreement by and between an Affiliate of the Adviser and the Company, dated as of March 23, 2023, as amended on August 11, 2023 and August 23, 2023, such Affiliate of the Adviser has committed to invest an aggregate of $300,000,000 (the “Initial Investment”) into any class of Shares at a per share purchase price equal to the most recently determined “transaction price” (as defined in the Memorandum) per Share; provided, however, that if the Company has not determined a transaction price as of the date of the Initial Investment, the purchase price will equal $25.00 per Share of each class. Notwithstanding anything herein to the contrary, the Adviser or its Affiliate agrees that the Adviser or its Affiliate will hold the Shares issued to the Adviser or its Affiliate representing its initial $200,000 of investment for so long as the Adviser or its Affiliate acts in an advisory capacity to the Company. Further, for the avoidance of doubt, the Adviser or its Affiliate will not be required to acquire additional Shares in the event that the net asset value of those Shares initially acquired falls below $200,000 at any time after such initial acquisition. The Adviser or its affiliate may not request that any of the Shares purchased with the Initial Investment be repurchased by the Company pursuant to the Company’s share purchase program until the earlier of the fifth anniversary of the date that the affiliate made such commitment and the date that the Company’s aggregate NAV is at least $1.5 billion, and any such repurchase request may be accepted only after all requests from unaffiliated stockholders first have been fulfilled. Neither Invesco, the Adviser, nor their Affiliates shall vote any Shares they now own, or hereafter acquire, or consent that such Shares be voted, on matters submitted to the Stockholders regarding (i) the removal of Invesco Advisers, Inc. or its Affiliates as the Adviser, (ii) the removal of any member of the Board who is affiliated with Invesco or (iii) any transaction by and between the Company and the Adviser, a member of the Board or any of their Affiliates.

21 23. MISCELLANEOUS. (a) Notices. Any notice, report or other communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report or other communication is required by the Charter, the Bylaws, or accepted by the party to whom it is given, and shall be given by being delivered by hand, by courier or overnight carrier, by registered or certified mail, by electronic mail or posted on a password protected website maintained by the Adviser and for which the Company has received access instructions by electronic mail, when posted, using the contact information set forth herein: The Company: Invesco Commercial Real Estate Finance Trust, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309 Attention: Christopher B. Fischer Email: chris.fischer@invesco.com with a required copy to: Mayer Brown LLP 71 South Wacker Drive Chicago, IL 60606 Attention: Wendy Dodson Gallegos Email: WGallegos@mayerbrown.com The Operating Partnership: Invesco Commercial Real Estate Finance Investments, LP 1555 Peachtree Street, N.E. Atlanta, Georgia 30309 Attention: Christopher B. Fischer Email: chris.fischer@invesco.com with a required copy to: Mayer Brown LLP 71 South Wacker Drive Chicago, IL 60606 Attention: Wendy Dodson Gallegos Email: WGallegos@mayerbrown.com The Adviser: Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309 Attention: Christopher B. Fischer Email: chris.fischer@invesco.com with a required copy to: Mayer Brown LLP 71 South Wacker Drive Chicago, IL 60606 Attention: Wendy Dodson Gallegos Email: WGallegos@mayerbrown.com Any party may at any time give notice in writing to the other parties of a change in its address for the purposes of this Section 23(a).

22 (b) Modification. This Agreement shall not be changed, modified, terminated, or discharged, in whole or in part, except by an instrument in writing signed by the parties hereto, or their respective successors or assignees. (c) Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. (d) Governing Law; Exclusive Jurisdiction; Jury Trial. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES TO THE CONTRARY. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR ANY DISTRICT WITHIN SUCH STATE FOR THE PURPOSE OF ANY ACTION OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND TO THE LAYING OF VENUE IN SUCH COURT. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. (e) Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. (f) Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver. (g) Gender; Number. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. (h) Headings. The titles and headings of Sections and Subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof. (i) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Signature Page to the Amended and Restated Advisory Agreement IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written. Invesco Commercial Real Estate Finance Trust, Inc. By:/s/ Beth A. Zayicek Name: Beth A. Zayicek Title: Chief Operating Officer Invesco Commercial Real Estate Finance Investments, LP By: Invesco Commercial Real Estate Finance Trust Investments GP, LLC, its general partner By: Invesco Commercial Real Estate Finance Trust, Inc., its sole member By: /s/ Beth A. Zayicek Name: Beth A. Zayicek Title: Chief Operating Officer Invesco Advisers, Inc. By: /s/ Beth A. Zayicek Name: Beth A. Zayicek Title: Vice President

Appendix A Performance Fee Calculations The Performance Fee payable by the Company to the Adviser with respect to the Company’s Class D Common Shares, Class I Common Shares, Class S Common Shares and Class S-1 Common Shares shall be calculated as follows: With respect to each such class of Common Shares, the Performance Fee will be an amount equal to 10% of the Company’s “Performance Fee Income” for each calendar year allocable to such class of Common Shares, based on the calculation of each class’s relative percentage of aggregate NAV during the applicable period. No Performance Fee will be payable with respect to any class of Common Shares in any calendar year in which the Company posts a negative “Total Return Per Share” for such calendar year for such class of Common Shares. For purposes of the foregoing, the following definitions shall apply: “Performance Fee Income” with respect to each class of Common Shares subject to a Performance Fee means the calculation of net income (determined in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)) allocable to such class of Common Shares adjusted as follows: (i) (A) prior to the Organization and Offering Expense Commencement Date, net income shall exclude Organization and Offering Expenses advanced by the Adviser during the relevant period and (B) prior to the Operating Expense Commencement Date, net income shall exclude Operating Expenses (including Borrowing Costs) advanced by the Adviser during the relevant period. (ii) after the Organization and Offering Expense Commencement Date and the Operating Expense Commencement Date, as applicable, the calculation of net income shall include: (A) Organization and Offering Expenses previously advanced by the Adviser that were repaid by the Company during the calendar year period (or partial period); (B) Operating Expenses (including Borrowing Costs) previously advanced by the Adviser that were repaid by the Company during the calendar year period (or partial period); (C) Organization and Offering Expenses incurred on or after the Organization and Offering Expense Commencement Date, with the exception of upfront Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fees incurred during the calendar year period (or partial period); and (D) Operating Expenses (including Borrowing Costs) incurred on or after the Operating Expense Commencement Date during the calendar year period (or partial period). “Total Return Per Share” shall mean, with respect to any calendar year and with respect to any class of Common Shares, an amount equal to: (i) the cumulative distributions per share accrued with respect to such class of Common Shares since the beginning of the calendar year plus (ii) the change in NAV per Share of such class of Common Shares since the beginning of the calendar year, prior to giving effect to (y) any accrual for Performance Fees with respect to such class of Common Shares or (z) any applicable Stockholder Servicing Fees.

Appendix B Class F Performance Fee Calculations The Class F Performance Fee payable by the Company to the Adviser with respect to the Company’s Class F Common Shares shall be calculated as follows: The Class F Performance Fee payable with respect to each calendar year will be an amount per Class F Common Share equal to 10% of the amount (if any) by which the Performance Fee Income allocable to such Class F Common Share for such calendar year exceeds the Class F Hurdle Return for such Class F Common Share for such calendar year. Notwithstanding the foregoing, no Class F Performance Fee will be payable with respect to any Class F Common Shares outstanding at the end of a calendar year (i) for any calendar year in which the Company’s aggregate Performance Fee Income with respect to all Class F Common Shares was less than the Class F Hurdle Return for such calendar year or (ii) for any calendar year in which the Company’s aggregate Performance Fee Income with respect to all Class F Common Shares for the rolling two-year period ending as of the last day of such calendar year was less than the Class F Hurdle Return for such rolling two-year period. The Class F Performance Fee payable with respect to any Class F Common Share that is outstanding less than a full calendar year shall be calculated based on the Class F Performance Fee Income and Class F Hurdle Return for the period the Class F Common Share was outstanding. For any Class F Common Share issued after the first day of the period, the Class F NAV Per Share of such Share shall be equal to the Transaction Price at which the Share was issued. If Class F Common Shares are repurchased by the Company during a calendar period, the Class F Performance Fee shall be calculated with respect to such Shares as of the date of repurchase. For purposes of the foregoing, the following definitions shall apply: “Class F Hurdle Return” means, with respect to any period and each Class F Common Share, the Performance Fee Income that results in a 6% annualized return on the Class F NAV Per Share of the Class F Common Shares as of the beginning of such period (or, for any Class F Common Share issued after the first day of such period, the Class F NAV Per Share as of the date on which the Share was issued). “Performance Fee Income” with respect to each Class F Common Share means the calculation of net income (determined in accordance with U.S. GAAP) allocable to such Class F Common adjusted as follows: (i) (A) prior to the Organization and Offering Expense Commencement Date, net income shall exclude Organization and Offering Expenses advanced by the Adviser during the relevant period and (B) prior to the Operating Expense Commencement Date, net income shall exclude Operating Expenses (including Borrowing Costs) advanced by the Adviser during the relevant period. (ii) after the Organization and Offering Expense Commencement Date and the Operating Expense Commencement Date, as applicable, the calculation of net income shall include: (A) Organization and Offering Expenses previously advanced by the Adviser that were repaid by the Company during the calendar year period (or partial period); (B) Operating Expenses (including Borrowing Costs) previously advanced by the Adviser that were repaid by the Company during the calendar year period (or partial period); (C) Organization and Offering Expenses incurred on or after the Organization and Offering Expense Commencement Date, with the exception of upfront Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fees incurred during the calendar year period (or partial period); and (D) Operating Expenses (including Borrowing Costs) incurred on or after the Operating Expense Commencement Date during the calendar year period (or partial period).

Example Calculation: Class F NAV at January 1, 2025 199,156,398 Hurdle 6% Hurdle Return 11,949,384 Class F Performance Fee Income (2025 YTD) 18,887,817 Class F Hurdle Return (11,949,384) Difference 6,938,433 Class F Performance Fee 10% 693,843